UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08243
Direxion Funds
(Exact name of registrant as specified in charter)
33 Whitehall Street, 10th Floor
New York, NY 10004
(Address of principal executive offices) (Zip code)
Daniel D. O’Neill
33 Whitehall Street, 10th floor
New York, NY 10004
(Name and address of agent for service)
646-572-3390
Registrant’s telephone number, including area code
Date of fiscal year end: October 31, 2009
Date of reporting period: October 31, 2009

Item 1. Reports to Stockholders.

ANNUAL REPORT OCTOBER 31, 2009

33 Whitehall Street, 10th Floor            New York, New York 10004            (800) 851-0511

Commodity Trends Strategy Fund
Financial Trends Strategy Fund
Direxion/Wilshire Dynamic Fund

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Letter to Shareholders

Dear Shareholders,

This annual report is intended for the Direxion/Wilshire Dynamic Fund (the “Dynamic Fund”), the Commodity Trends Strategy Fund, and the Financial Trends Strategy Fund. The Direxion/Wilshire Dynamic Fund and the Financial Trends Strategy Fund were launched on March 2, 2009. Effective May 1, 2009, the Commodity Trends Strategy Fund changed its fiscal year end from April 30 to October 31, 2009. This report cover the periods of inception through October 31, 2009 for the Dynamic Fund and Financial Trends Strategy Fund and covers the period May 1, 2009 through October 31, 2009 for the Commodity Trends Strategy Fund (collectively, “Annual Period”). During the period from March 3, 2009 through October 31, 2009, the DJ Industrial Average Index returned 47.19%, the S&P 500 Index returned 51.01%, the Barclays Capital Aggregate Bond Index returned 7.32%, and the NASDAQ-100 Index returned 54.88%.

The period preceding the Annual Period was marked by severe distress in the economy and, in particular, the financial sector, with market volatility at perhaps its highest measured levels. Governments across the globe provided massive stimulus to keep economies flowing and also became involved in the financial sector to an unprecedented extent. At the beginning of the Annual Period, the markets had recovered much of their earlier losses and volatility had returned to more customary levels. Despite the market gains since March, the economy remains fragile and recovery is far from assured.

The Direxion/Wilshire Dynamic Fund seeks capital appreciation. To achieve its investment objective, the Dynamic Fund combines a strategic asset allocation with a “tactical overlay” to position the Dynamic Fund defensively or aggressively, depending upon the outlook of the Wilshire Associates Incorporated (the “Sub-adviser”). Under normal circumstances, the Dynamic Fund is managed by the Adviser pursuant to the Sub-adviser’s traditional asset allocation model which allocates approximately 60% of the Dynamic Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Dynamic Fund’s risk exposure based on the Sub-adviser’s outlook for the market. The Sub-adviser’s tactical model evaluates asset class allocations on a monthly basis. In response to market conditions, the Sub-adviser may recommend that the Adviser rebalance the Dynamic Fund’s portfolio, use short positions and/or employ leverage in its tactical allocations.

The Dynamic Fund returned 39.17%, as compared to 54.96%1 for the MSCI World Index and 7.21%2 for the Barclays Capital Aggregate Bond Index. The Dynamic Fund’s returns should be expected to be a composite of the two.

The Commodity Trends Strategy Fund seeks investment results comparable to the performance of the Standard and Poor’s Commodity Trends Indicator® (“S&P CTI®”). The Commodity Trends Strategy Fund Investor Class returned -2.07% compared to a decline for the S&P CTI Index of -1.16% for the Annual Period.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

4  DIREXION ANNUAL REPORT

The Financial Trends Strategy Fund seeks investment results comparable to the performance of the Standard and Poor’s Financial Trends Indicator® (“S&P FTI®”). The Financial Trends Strategy Fund Investor Class returned 0.03% compared to a return of 0.51% for the S&P FTI Index for the period from March 2, 2009 (Fund inception date) through October 31, 2009.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Best Regards,

Daniel O’Neill Chief Investment Officer	Guy Talarico Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

The total annual fund operating expense of the Commodity Trends Strategy Fund Investor Class is 1.93%, the Financial Trends Strategy Fund Investor Class is 1.90%, and the Direxion/Wilshire Dynamic Fund is 1.55% respectively, net of any fee, waivers or expense reimbursements.

An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1 800-851-0511. The prospectus should be read carefully before investing.

1 MSCI World & Barclays Capital Aggregate Bond Index returns are for the period of March 2, 2009 through October 31, 2009 to correspond with the fund’s inception.
2 IBID

Distributed by: Rafferty Capital Markets, LLC.
Date of First Use: December 30, 2009

DIREXION ANNUAL REPORT  5

Commodity Trends Strategy Fund Investor Class
June 10, 20081 - October 31, 2009 (Unaudited)

	Average Annual Total Return[2]
	Period ended	Since
	October 31, 2009	Inception

Commodity Trends Strategy Fund Investor Class	(2.07)%	(2.72)%
S&P Commodity Trends Indicator	(1.16)%	(5.68)%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P Commodity Trends Indicator does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund imposes a 1.00% redemption fee on shares redeemed (through sales or exchanges) within 90 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

%
Investment Type	Net Assets

Swap Contracts	102.9%

Total Exposure	102.9%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of October 31, 2009.

6  DIREXION ANNUAL REPORT

Commodity Trends Strategy Fund Institutional Class
May 1, 20091 - October 31, 2009 (Unaudited)

Total Return[2]
Since Inception

Commodity Trends Strategy Fund Institutional Class	(0.38)%
S&P Commodity Trends Indicator	0.36%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P Commodity Trends Indicator does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund imposes a 1.00% redemption fee on shares redeemed (through sales or exchanges) within 90 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

%
Investment Type	Net Assets

Swap Contracts	102.9%

Total Exposure	102.9%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of October 31, 2009.

DIREXION ANNUAL REPORT  7

Financial Trends Strategy Fund Investor Class
March 2, 20091 - October 31, 2009 (Unaudited)

Total Return[2]
Since Inception

Financial Trends Strategy Fund Investor Class	0.03%
S&P Financial Trends Indicator	0.51%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P Commodity Trends Indicator does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund imposes a 1.00% redemption fee on shares redeemed (through sales or exchanges) within 90 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

%
Investment Type	Net Assets

Swap Contracts	100.9%

Total Exposure	100.9%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of October 31, 2009.

8  DIREXION ANNUAL REPORT

Financial Trends Strategy Fund Institutional Class
May 1, 20091 - October 31, 2009 (Unaudited)

Total Return[2]
Since Inception

Financial Trends Strategy Fund Institutional Class	4.12%
S&P Financial Trends Indicator	4.91%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the S&P Commodity Trends Indicator does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund imposes a 1.00% redemption fee on shares redeemed (through sales or exchanges) within 90 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

%
Investment Type	Net Assets

Swap Contracts	100.9%

Total Exposure	100.9%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of October 31, 2009.

DIREXION ANNUAL REPORT  9

Direxion/Wilshire Dynamic Fund
March 2, 2009 1- October 31, 2009 (Unaudited)

Total Return[2]
Since Inception

Direxion/Wilshire Dynamic Fund	39.17%
MSCI World Index	54.96%
Barclays Capital Aggregate Bond Index	7.21%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the MSCI World Index and Barclays Capital Aggregate Bond Index do not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The Fund imposes a 1.00% redemption fee on shares redeemed (through sales or exchanges) within 90 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure

%
Investment Type	Net Assets

Investment Companies	52.1%
Swap Contracts	68.0%

Total Exposure	120.1%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of October 31, 2009.

10  DIREXION ANNUAL REPORT

Expense Example
October 31, 2009 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2009 — October 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem those shares of the Fund that have been held for less than 90 days. You will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of underlying funds may vary. These expenses are not included in the examples presented on preceding page. The preceding examples include, but are not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, redemption fees, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT  11

Expense Example Tables
October 31, 2009 (Unaudited)

		Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio[1]	May 1, 2009	October 31, 2009	Period[2]

Commodity Trends Strategy Fund Investor Class
Based on actual fund return	1.93%	$1,000.00	$979.30	$9.63
Based on hypothetical 5% return	1.93%	1,000.00	1,015.48	9.80
Commodity Trends Strategy Fund Institutional Class[3]
Based on actual fund return	1.44%	1,000.00	996.20	7.25
Based on hypothetical 5% return	1.44%	1,000.00	1,017.95	7.32
Financial Trends Strategy Fund Investor Class
Based on actual fund return	1.90%	1,000.00	1,034.80	9.74
Based on hypothetical 5% return	1.90%	1,000.00	1,015.63	9.65
Financial Trends Strategy Fund Institutional Class[3]
Based on actual fund return	1.40%	1,000.00	1,041.20	7.05
Based on hypothetical 5% return	1.40%	1,000.00	1,017.75	6.97
Direxion/Wilshire Dynamic Fund
Based on actual fund return	1.55%	1,000.00	1,178.40	8.51
Based on hypothetical 5% return	1.55%	1,000.00	1,017.39	7.88

[1]	Annualized
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 365.
[3]	Commenced operations on May 1, 2009.

Allocation of Portfolio Holdings
October 31, 2009 (Unaudited)

		Debt	Investment
	Cash*	Securities	Companies	Swaps	Total

Commodity Trends Strategy Fund (Consolidated)	106%		—	(6)%	100%
Financial Trends Strategy Fund	98%		—	2%	100%
Direxion/Wilshire Dynamic Fund	44%	5%	47%	4%	100%

*	Cash, cash equivalents and other assets less liabilities.

12  DIREXION ANNUAL REPORT

Commodity Trends Strategy Fund
Consolidated Schedule of Investments
October 31, 2009

Shares		Value

SHORT TERM INVESTMENTS - 99.8%
MONEY MARKET FUNDS - 99.8%
53,190,606	Fidelity Institutional Government Portfolio, 0.07%	$53,190,606
53,190,606	Fidelity Institutional Money Market Portfolio, 0.26%	53,190,606
53,190,606	Goldman Sachs Financial Square Federal Fund, 0.04%	53,190,606
130,840,433	Goldman Sachs Financial Square Government Fund, 0.03%(a)	130,840,433
53,190,606	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 0.01%	53,190,606

	TOTAL SHORT TERM INVESTMENTS (Cost $343,602,857)	$343,602,857

	TOTAL INVESTMENTS (Cost $343,602,857) - 99.8%	$343,602,857
	Other Assets in Excess of Liabilities - 0.2%	912,754

	TOTAL NET ASSETS - 100.0%	$344,515,611

Percentages are stated as a percent of net assets.

(a)	$72,495,237 of this security is held as collateral for swap contracts.

Commodity Trends Strategy Fund
Long Equity Swap Contracts
October 31, 2009

		Number of	Notional	Termination	Unrealized
Counterparty	Reference Entity	Contracts	Amount	Date	Depreciation

Merrill Lynch	S&P Commodity Trends Indicator	183,398	$376,525,997	12/15/2010	$(21,951,149)

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  13

Financial Trends Strategy Fund
Schedule of Investments
October 31, 2009

Shares		Value

SHORT TERM INVESTMENTS - 97.7%
MONEY MARKET FUNDS - 97.7%
6,302,047	Fidelity Institutional Government Portfolio, 0.07%	$6,302,047
6,302,047	Fidelity Institutional Money Market Portfolio, 0.26%	6,302,047
6,302,047	Goldman Sachs Financial Square Federal Fund, 0.04%	6,302,047
18,626,852	Goldman Sachs Financial Square Government Fund, 0.03%(a)	18,626,852
6,302,048	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 0.01%	$6,302,048

	TOTAL SHORT TERM INVESTMENTS (Cost $43,835,041)	$43,835,041

	TOTAL INVESTMENTS (Cost $43,835,041) - 97.7%	$43,835,041
	Other Assets in Excess of Liabilities - 2.3%	1,047,584

	TOTAL NET ASSETS - 100.0%	$44,882,625

Percentages are stated as a percent of net assets.

(a)	$11,124,000 of this security is held as collateral for swap contracts.

Financial Trends Strategy Fund
Long Equity Swap Contracts
October 31, 2009

					Unrealized
		Number of	Notional	Termination	Appreciation/
Counterparty	Reference Entity	Contracts	Amount	Date	(Depreciation)

Merrill Lynch	S&P Financial Trends Indicator	1,412	$1,590,383	4/15/2010	$11,148
Merrill Lynch	S&P Financial Trends Indicator	178	200,286	4/22/2010	1,651
Merrill Lynch	S&P Financial Trends Indicator	794	875,194	4/30/2010	26,015
Merrill Lynch	S&P Financial Trends Indicator	810	900,113	5/6/2010	19,265
Merrill Lynch	S&P Financial Trends Indicator	541	600,437	5/7/2010	13,665
Merrill Lynch	S&P Financial Trends Indicator	137	150,330	5/20/2010	5,268
Merrill Lynch	S&P Financial Trends Indicator	436	474,882	6/10/2010	20,601
Merrill Lynch	S&P Financial Trends Indicator	682	749,538	6/11/2010	25,587
Merrill Lynch	S&P Financial Trends Indicator	3,015	3,299,495	6/17/2010	127,484
Merrill Lynch	S&P Financial Trends Indicator	414	449,972	6/18/2010	20,657
Merrill Lynch	S&P Financial Trends Indicator	366	399,753	6/23/2010	16,339
Merrill Lynch	S&P Financial Trends Indicator	4,759	5,250,187	6/24/2010	160,817
Merrill Lynch	S&P Financial Trends Indicator	1,522	1,700,241	7/1/2010	30,461
Merrill Lynch	S&P Financial Trends Indicator	982	1,099,752	7/2/2010	16,960
Merrill Lynch	S&P Financial Trends Indicator	617	699,598	7/7/2010	2,024
Merrill Lynch	S&P Financial Trends Indicator	1,058	1,199,962	7/9/2010	3,370
Merrill Lynch	S&P Financial Trends Indicator	883	1,000,024	7/13/2010	4,308
Merrill Lynch	S&P Financial Trends Indicator	616	700,195	7/14/2010	459
Merrill Lynch	S&P Financial Trends Indicator	2,108	2,399,382	7/15/2010	(1,388)
Merrill Lynch	S&P Financial Trends Indicator	1,155	1,299,849	7/20/2010	14,185
Merrill Lynch	S&P Financial Trends Indicator	445	499,784	7/22/2010	6,557
Merrill Lynch	S&P Financial Trends Indicator	714	799,908	7/27/2010	12,597
Merrill Lynch	S&P Financial Trends Indicator	1,229	1,379,289	7/29/2010	19,444
Merrill Lynch	S&P Financial Trends Indicator	711	799,719	8/3/2010	9,538
Merrill Lynch	S&P Financial Trends Indicator	901	999,714	8/12/2010	26,107
Merrill Lynch	S&P Financial Trends Indicator	718	799,759	8/18/2010	17,851
Merrill Lynch	S&P Financial Trends Indicator	888	999,577	8/19/2010	11,708
Merrill Lynch	S&P Financial Trends Indicator	798	899,801	8/26/2010	9,213
Merrill Lynch	S&P Financial Trends Indicator	1,861	2,100,100	9/10/2010	20,751
Merrill Lynch	S&P Financial Trends Indicator	890	1,000,422	9/16/2010	14,035
Merrill Lynch	S&P Financial Trends Indicator	1,969	2,200,023	9/22/2010	44,564
Merrill Lynch	S&P Financial Trends Indicator	890	999,639	9/23/2010	15,074
Merrill Lynch	S&P Financial Trends Indicator	3,327	3,749,775	9/30/2010	44,235
Merrill Lynch	S&P Financial Trends Indicator	200	225,186	10/1/2010	2,896
Merrill Lynch	S&P Financial Trends Indicator	890	999,906	10/7/2010	15,315
Merrill Lynch	S&P Financial Trends Indicator	872	999,983	11/9/2010	(4,216)

		39,788	$44,492,158		$784,545

The accompanying notes are an integral part of these financial statements.
14  DIREXION ANNUAL REPORT

Direxion/Wilshire Dynamic Fund
Schedule of Investments
October 31, 2009

Shares		Value

EXCHANGE TRADED NOTES - 4.6%
15,409	iPATH Dow Jones-UBS Commodity Index Total Return Index ETN(b)	$614,973

	TOTAL EXCHANGE TRADED NOTES (Cost $569,556)	$614,973

INVESTMENT COMPANIES - 47.4%
8,226	iShares Barclays 7-10 Year Treasury Bond Fund	$756,710
7,971	iShares Barclays TIPS Bond Fund	829,064
6,600	iShares MSCI Emerging Markets Index Fund	247,896
46,470	iShares MSCI Japan Index Fund	444,253
4,484	iShares MSCI Pacific ex-Japan Index Fund	177,521
31,236	iShares MSCI United Kingdom Index Fund	483,846
3,045	iShares Russell 2000 Growth Index Fund	186,080
3,518	iShares Russell 2000 Value Index Fund	185,997
20,964	iShares S&P Europe 350 Index Fund	789,504
17,934	SPDR Barclays Capital High Yield Bond ETF	681,313
17,385	SPDR Barclays Capital International Treasury Bond ETF	1,017,022
11,774	SPDR Dow Jones REIT ETF	512,522

	TOTAL INVESTMENT COMPANIES (Cost $5,486,651)	$6,311,728

Shares

SHORT TERM INVESTMENTS - 47.3%
MONEY MARKET FUNDS - 47.3%
872,099	Fidelity Institutional Government Portfolio, 0.07%	$872,099
872,099	Fidelity Institutional Money Market Portfolio, 0.26%	872,099
872,099	Goldman Sachs Financial Square Federal Fund, 0.04%	872,099
2,801,970	Goldman Sachs Financial Square Government Fund, 0.03%	2,801,970
872,100	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 0.01%	872,100

	TOTAL SHORT TERM INVESTMENTS (Cost $6,290,367)	$6,290,367

	TOTAL INVESTMENTS (Cost $12,346,574) - 99.3%	$13,217,068
	Other Assets in Excess of Liabilities - 0.7%	89,692

	TOTAL NET ASSETS - 100.0%	$13,306,760

Percentages are stated as a percent of net assets.

(a)	$1,180,000 of this security is held as collateral for swap contracts.

(b) Non income producing.

Direxion/Wilshire Dynamic Fund
Long Equity Swap Contracts
October 31, 2009

		Number of	Notional	Termination	Unrealized
Counterparty	Reference Entity	Contracts	Amount	Date	Appreciation

Credit Suisse	iShares Barclays Aggregate Bond Fund	49,893	$5,113,501	1/4/2010	$163,557
Credit Suisse	iShares Russell 1000 Growth Index Fund	43,029	1,772,878	1/4/2010	201,115
Credit Suisse	iShares Russell 1000 Value Index Fund	33,285	1,617,393	1/4/2010	181,301

		126,207	$8,503,772		$545,973

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  15

Statements of Assets and Liabilities
October 31, 2009

	Commodity Trends
	Strategy Fund	Financial Trends	Direxion/Wilshire
	(Consolidated)	Strategy Fund	Dynamic Fund

Assets:
Investments, at market value (Note 2)	$343,602,857	$43,835,041	$13,217,068
Receivable for Fund shares sold	888,410	152,576	405,815
Unrealized appreciation on swaps	—	790,149	545,973
Deposit at broker for swaps	23,603,140	232,000	—
Dividends and interest receivable	24,129	2,643	435
Prepaid expenses and other assets	7,330	8,778	7,508

Total Assets	368,125,866	45,021,187	14,176,799

Liabilities:
Payable to Custodian	501,550	—	—
Payable for Fund shares redeemed	580,094	70,993	—
Payable for investments purchased	—	—	294,251
Unrealized depreciation on swaps	21,951,149	5,604	—
Deposit from broker for swaps	—	—	560,000
Accrued advisory expense	302,445	36,141	7,952
Accrued distribution expense	65,879	5,615	2,651
Accrued operating services fees	142,810	14,442	2,384
Accrued expenses and other liabilities	66,328	5,767	2,801

Total Liabilities	23,610,255	138,562	870,039

Net Assets	$344,515,611	$44,882,625	$13,306,760

Net Assets Consist Of:
Capital stock	$358,121,480	$44,129,159	$11,518,358
Accumulated undistributed net investment income (loss)	8,345,280	—	16,858
Accumulated undistributed net realized gain (loss)	—	(31,079)	355,077
Net unrealized appreciation (depreciation) on:
Investments	—	—	870,494
Swaps	(21,951,149)	784,545	545,973

Total Net Assets	$344,515,611	$44,882,625	$13,306,760

Calculation of Net Asset Value Per Share:
Investor Class Shares:
Net assets	$308,481,566	$26,343,176	$13,306,760
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	10,707,433	877,917	318,701

Net asset value, redemption price and offering price per share	$28.81	$30.01	$41.75

Institutional Class Shares:
Net assets	$36,034,045	$18,539,449
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,248,341	616,375

Net asset value, redemption price and offering price per share	$28.87	$30.08

Cost of Investments	$343,602,857	$43,835,041	$12,346,574

The accompanying notes are an integral part of these financial statements.
16  DIREXION ANNUAL REPORT

Statements of Operations

	Commodity Trends Strategy Fund		Financial Trends	Direxion/Wilshire
	(Consolidated)		Strategy Fund	Dynamic Fund
	Period of	Period of	Period of	Period of
	May 1, 2009 to	June 10, 2008[1] to	March 2, 2009[1] to	March 2, 2009[1] to
	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009

Investment income:
Dividend income	$—	$—	$—	$106,257
Interest income	451,857	1,024,293	32,023	6,999

Total investment income	451,857	1,024,293	32,023	113,256

Expenses:
Investment advisory fees	1,867,500	1,307,494	163,465	44,852
Distribution expenses — Investor Class Shares	398,905	326,873	26,902	14,950
Shareholder servicing fees — Investor Class Shares	398,905	326,873	26,902	14,950
Administration fees	29,061	50,196	1,443	1,085
Fund accounting fees	47,172	100,166	2,178	1,629
Custody fees	14,865	29,837	1,056	877
Transfer agent fees	177,876	129,390	6,807	4,731
Federal and state registration	11,189	35,742	9,224	9,090
Professional fees	42,820	127,343	13,484	13,068
Reports to shareholders	36,935	45,230	17,700	8,050
Trustees’ fees and expenses	3,886	7,718	305	217
Operating services fees	476,467	—	52,601	10,720
Other	102,106	150,943	5,745	799

Total expenses before reimbursement	3,607,687	2,637,805	327,812	125,018
Less: Reimbursement of expenses from Adviser	(61,928)	(24,076)	(45,152)	(32,324)
Less: Expenses paid indirectly (Note 5)	(81,087)	(284)	—	—

Total expenses	3,464,672	2,613,445	282,660	92,694

Net investment income (loss)	(3,012,815)	(1,589,152)	(250,637)	20,562

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	16,820	—	—	141,244
Securities sold short	—	2,877	—	—
Swaps	11,355,354	(27,151,811)	(31,079)	294,261

	11,372,174	(27,148,934)	(31,079)	435,505

Change in unrealized appreciation (depreciation) on:
Investments	—	—	—	870,494
Swaps	(17,683,852)	(4,267,297)	784,545	545,973

	(17,683,852)	(4,267,297)	784,545	1,416,467

Net realized and unrealized gain (loss) on investments	(6,311,678)	(31,416,231)	753,466	1,851,972

Net increase (decrease) in net assets resulting from operations	$(9,324,493)	$(33,005,383)	$502,829	$1,872,534

[1]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT  17

Statements of Changes in Net Assets

	Commodity Trends Strategy Fund		Financial Trends	Direxion/Wilshire
	(Consolidated)		Strategy Fund	Dynamic Fund
	May 1, 2009 to	June 10, 2008[1] to	March 2, 2009[1] to	March 2, 2009[1] to
	October 31, 2009	April 30, 2009	October 31, 2009	October 31, 2009

Operations:
Net investment income (loss)	$(3,012,815)	$(1,589,152)	$(250,637)	$20,562
Net realized gain (loss) on investments	11,372,174	(27,148,934)	(31,079)	435,505
Change in unrealized appreciation (depreciation) on investments	(17,683,852)	(4,267,297)	784,545	1,416,467

Net increase (decrease) in net assets resulting from operations	(9,324,493)	(33,005,383)	502,829	1,872,534

Distributions to shareholders:
Investor Class Shares:
Net investment income	—	—	—	—
Net realized gains	—	—	—	—
Return of capital	—	(293,844)	—	—

Total Investor Class Shares distributions	—	(293,844)	—	—

Institutional Class Shares:
Net investment income	—	—	—	—
Net realized gains	—	—	—	—
Return of capital	—	—	—	—

Total Institutional Class Shares distributions	—	—	—	—

Total distributions	—	(293,844)	—	—

Capital share transactions:
Investor Class Shares:
Proceeds from shares sold	137,225,486	447,840,095	30,991,860	14,489,924
Proceeds from shares issued to holders in reinvestment of dividends	—	189,854	—	—
Cost of shares redeemed	(182,577,294)	(50,913,041)	(4,964,010)	(3,055,698)

Total Investor Class Shares capital share transactions	(45,351,808)	397,116,908	26,027,850	11,434,226

Institutional Class Shares:
Proceeds from shares sold	87,722,064	—	19,509,489	—
Proceeds from shares issued to holders in reinvestment of dividends	—	—	—	—
Cost of shares redeemed	(52,347,833)	—	(1,157,543)	—

Total Institutional Class Shares capital share transactions	35,374,231	—	18,351,946	—

Net increase (decrease) in net assets resulting from capital share transactions	(9,977,577)	397,116,908	44,379,796	11,434,226

Total increase (decrease) in net assets	(19,302,070)	363,817,681	44,882,625	13,306,760

Net assets:
Beginning of period	363,817,681	—	—	—
End of period	$344,515,611	$363,817,681	$44,882,625	$13,306,760

Undistributed (Accumulated) net investment income, end of period	$8,345,280	$—	$—	$16,858

[1]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.
18  DIREXION ANNUAL REPORT

Financial Highlights
October 31, 2009

														RATIOS TO AVERAGE NET ASSETS
																Net
			Net Realized	Net Increase												Investment
	Net Asset	Net	and	(Decrease)	Dividends	Distributions			Redemption		Net Asset					Income (Loss)
	Value,	Investment	Unrealized	in Net Asset	from Net	from	Return		Fees		Value,		Net Assets,			After Expense	Portfolio
	Beginning	Income	Gain (Loss)	Value Resulting	Investment	Realized	of Capital	Total	Paid to		End of	Total	End of	Total	Net	Reimbursement/	Turnover
Year/Period	of Period	(Loss)[4]	on Investments	from Operations	Income	Capital Gains	Distribution	Distributions	Fund		Period	Return[2]	Period (,000)	Expenses[3]	Expenses[3]	Recoupment[3]	Rate[5]

Commodity Trends Strategy Fund (Consolidated)
Investor Class Shares
May 1, 2009 to October 31, 2009	$29.42	$(0.25)	$(0.37)	$(0.62)	$—	$—	$—	$—	$0.01		$28.81	(2.07%)	$308,482	2.01%	1.93%	(1.68%)	0%
June 10, 2008[1] to April 30, 2009	30.00	(0.34)	(0.21)	(0.55)	—	—	(0.08)	(0.08)	0.05		29.42	(1.73%)[6]	363,818	2.02%	2.00%	(1.22%)	0%
Institutional Class Shares
May 1, 2009[1] to October 31, 2009	28.98	(0.18)	0.07	(0.11)	—	—	—	—	—	[7]	28.87	(0.38%)	36,034	1.48%	1.44%	(1.21%)	0%
Financial Trends Strategy Fund
Investor Class Shares
March 2, 2009[1] to October 31, 2009	30.00	(0.33)	0.30	(0.03)	—	—	—	—	0.04		30.01	0.03%	26,343	2.23%	1.90%	(1.69%)	0%
Institutional Class Shares
May 1, 2009[1] to October 31, 2009	28.89	(0.18)	1.37	1.19	—	—	—	—	—	[7]	30.08	4.12%	18,539	1.58%	1.40%	(1.23%)	0%
Direxion/Wilshire Dynamic Fund
March 2, 2009[1] to October 31, 2009	30.00	0.09	11.65	11.74	—	—	—	—	0.01		41.75	39.17%	13,307	2.09%	1.55%	0.34%	105%[2]

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[5]	Portfolio turnover is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities.
[6]	The Adviser made an involuntary contribution for fund overdraft. If the contributions had not been made, the total return would have been less than .005% lower.
[7]	Amount is less than $0.005.

Direxion Funds
NOTES TO THE FINANCIAL STATEMENTS
October 31, 2009

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The trust currently has 34 series of which 3 are included in this report: Commodity Trends Strategy Fund, Financial Trends Strategy Fund and Direxion/Wilshire Dynamic Fund (each a “Fund” and collectively, the “Funds”). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The Direxion/Wilshire Dynamic Fund offers only Investor Class of shares. The Commodity Trends Strategy Fund and Financial Trends Strategy Fund offer both Investor and Institutional Class shares. Effective May 1, 2009, the Commodity Trends Strategy Fund changed its fiscal year end date from April 30 to October 31.

The objective of the Commodity Trends Strategy Fund is to seek daily investment results, before fees and expenses, of the performance of the Standard and Poor’s Commodity Trends Indicator (“S&P CTI”). The Commodity Trends Strategy Fund may invest in up to 25% of its total assets in its Subsidiary. The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Commodity Trends Strategy Fund. The Subsidiary acts as an investment vehicle in order to enter into certain investments for the Commodity Trends Strategy Fund consistent with the Commodity Trends Strategy Fund’s investment objectives and policies specified in its prospectus and statement of additional information. As of October 31, 2009, net assets of the Commodity Trends Strategy Fund were $344,515,611, of which $77,519,642, or approximately 22.50%, represented the Commodity Trends Strategy Fund’s ownership of all issued shares and voting rights of the Subsidiary.

The objective of Financial Trends Strategy Fund is to seek investment results comparable to the performance of the Standard and Poor’s Financial Trends Indicator (“S&P FTI”). The Fund will invest primarily in derivatives, including currency and financial futures contracts, options and swap contracts, but may also invest directly in currencies, equity securities and fixed income securities, and in exchange-traded funds (“ETFs”) and other investment companies. The Fund will attempt to achieve the same weightings among the Euro, Yen, Pound, Swiss Franc, Australian Dollar, Canadian Dollar and U.S. Treasury Notes as the S&P® FTI, but may not, at all times, invest in the same underlying securities or derivatives. Like the S&P® FTI, the Fund’s investments in each sector will be positioned long or short depending upon price trends within that sector.

The objective of the Direxion/Wilshire Dynamic Fund (the “Dynamic Fund”) is to seek capital appreciation by combining a strategic asset allocation with a “tactical overlay” to position the Dynamic Fund defensively or aggressively, depending upon the outlook of Wilshire Associates Incorporated, the Dynamic Fund’s subadviser (“Subadviser”). Under normal circumstances, the Dynamic Fund is managed by the Adviser pursuant to the Subadviser’s traditional asset allocation model which allocates approximately 60% of the Dynamic Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Dynamic Fund’s risk exposure based on the Subadviser’s outlook for the market. The Dynamic Fund can reach these asset allocations through the use of investment companies and exchange traded funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities and exchange-traded funds are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted net asset values on the valuation dates. Futures are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used.

Options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, the composite pricing calculates the mean of the highest bid and lowest ask price across the exchanges where the option is traded. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Fund’s pricing service or, if such services are unavailable, by a pricing matrix method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Management, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds were not invested in repurchase agreements at October 31, 2009.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by the Funds calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the funds).

In a “long” equity swap agreement, the counterparty will generally agree to pay the Funds the amount, if any, by which the notional amount of swap contract would have increased in value if the Funds had been invested in the particular securities, plus dividends that would have been received on those securities. The Funds will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Funds on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”. Swap contracts are collateralized by the securities and cash of each particular Fund.

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the long swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements in instances where the Adviser believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

d) Short Positions – Each Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short securities may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds were not invested in short positions at October 31, 2009.

e) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Funds were not invested in futures contracts or options on futures contracts at October 31, 2009.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions.

g) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

h) Security Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

i) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes and excise taxes.

j) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust’s series in proportion to their respective net assets. Income and expenses are allocated to each class of shares based upon relative net assets.

k) Distributions to Shareholders – Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the periods ended October 31, 2009 and the period ended April 30, 2009, were as follows:

	Commodity Trends		Financial Trends	Direxion/Wilshire
	Strategy Fund (Consolidated)		Strategy Fund	Dynamic Fund
	Period Ended	Period Ended	Period Ended	Period Ended
	October 31, 2009[1]	April 30, 2009[2]	October 31, 2009[3]	October 31, 2009[3]

Distributions paid from:
Ordinary Income	$—	$—	$—	$—
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	293,844	—	—

Total Distributions paid	$—	$293,844	$—	$—

[1]	Represents period of May 1, 2009 through October 31, 2009.
[2]	Commenced operations on June 2, 2008.
[3]	Commenced operations on March 2, 2009.

As of October 31, 2009, the components of distributable earnings of the Funds on a tax basis were as follows:

	Commodity Trends
	Strategy Fund	Financial Trends	Direxion/Wilshire
	(Consolidated)	Strategy Fund	Dynamic Fund

Tax cost of investments	$343,602,857	$43,835,041	$12,357,604
Gross unrealized appreciation	—	—	870,494
Gross unrealized depreciation	—	—	(11,030)

Net unrealized appreciation/(depreciation)	—	—	859,464

Undistributed ordinary income	8,345,280	—	382,965
Undistributed long-term capital gain	—	—	—

Total distributable earnings	8,345,280	—	382,965

Other accumulated gain/(loss)	(21,951,149)	753,466	545,973

Total accumulated earnings/(loss)	$(13,605,869)	$753,466	$1,788,402

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of unrealized gain/(loss) on derivative positions.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gains and losses under GAAP and tax reporting:

	Net Investment	Realized	Capital
	Income (Loss)	Gain (Loss)	Stock

Commodity Trends Strategy Fund (Consolidated)	$11,358,095	$(11,372,174)	$14,079
Financial Trends Strategy Fund	250,637	—	(250,637)
Direxion/Wilshire Dynamic Fund	(3,704)	(80,428)	84,132

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to subpart F income, net operating losses, and dividends on redemption adjustments with differing book and tax methods.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2009, open Federal and state income tax years include the tax year ended October 31, 2009. Additionally, the Commodity Trends Strategy Fund has an open Federal and state income tax year for the year ended April 30, 2009. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

m) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

n) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds during the period ended October 31, 2009 and period ended April 30, 2009 were as follows:

	Commodity Trends		Financial Trends
	Strategy Fund (Consolidated)		Strategy Fund
	Period Ended	Period Ended	Period Ended
	October 31, 2009[1]	April 30, 2009[3]	October 31, 2009[4]

Shares sold
Investor Class Shares	4,643,583	13,979,850	1,045,918
Institutional Class Shares[2]	3,024,791	—	654,935
Shares issued in reinvestment of distributions
Investor Class Shares	—	5,294	—
Institutional Class Shares[2]	—	—	—
Shares redeemed
Investor Class Shares	(6,301,414)	(1,619,880)	(168,001)
Institutional Class Shares[2]	(1,776,450)	—	(38,560)

Total net increase (decrease) from capital share transactions	(409,490)	12,365,264	1,494,292

Direxion/Wilshire
Dynamic Fund
Period Ended
October 31, 2009(4)

Shares sold	401,116
Shares issued in reinvestment of distributions	—
Shares redeemed	(82,415)

Total net increase (decrease) from capital share transactions	318,701

[1]	Represents period of May 1, 2009 through October 31, 2009.
[2]	Commenced operations on May 1, 2009.
[3]	Commenced operations on June 10, 2008.
[4]	Commenced operations on March 2, 2009.

4.	INVESTMENT TRANSACTIONS

During the periods ended October 31, 2009, the aggregate purchases and sales of investments (excluding short-term investments, options, swaps and futures contracts) were:

	Purchases	Sales

Commodity Trends Strategy Fund (Consolidated)	$—	$—
Financial Trends Strategy Fund	—	—
Direxion/Wilshire Dynamic Fund	10,690,669	4,775,706

The Funds had no purchases and sales of long-term U.S. Government securities during the year ended October 31, 2009.

5.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund’s average daily net assets. In addition, the Adviser has entered into a sub-advisory agreements relating to the Dynamic Fund whereby the subadviser, Wilshire Associates Incorporated, will direct investment activities of the Dynamic Fund. The Adviser pays out of the management fees it receives from the Fund, a fee for these sub-advisory services. For the period March 2, 2009 through June 30, 2009, the Adviser had contractually agreed to pay all operating expenses (excluding dividends on short positions), in excess of the annual cap on expenses presented below as applied to the respective average daily net assets of each class of the Financial Trends Strategy Fund and the Dynamic Fund. For the period April 1, 2009 through June 30, 2009, the Adviser had contractually agreed to pay all operating expenses (excluding dividends on short positions), in excess of the annual cap on expenses presented below as applied to the respective average daily net assets of each class of the Commodity Trends Strategy Fund. Under this contract, the Adviser could recover from the Funds the expenses paid in excess of the annual cap on expenses for the three previous years. For the periods ended October 31, 2009, the Adviser paid or recouped the following expenses:

	Commodity Trends	Financial Trends	Direxion/Wilshire
	Strategy Fund	Strategy Fund	Dynamic Fund

Annual Advisory rate	1.00%	1.00%	0.75%
Annual cap on expenses - May 1, 2009 to June 30, 2009
Investor Class Shares	2.00%	1.90%	1.55%
Institutional Class Shares	1.50%	1.40%	N/A
Expenses paid in excess of annual cap on expenses - May 1, 2009 through October 31, 2009	$61,928	$45,152	$32,324
Advisory expense waiver recovery - May 1, 2009 through October 31, 2009	$4,596	$—	$—

On May 20, 2009, the Board of Trustees, based upon on management’s recommendation, approved a new Operating Services Agreement (the “Agreement”). Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds. Effective July 1, 2009, the annual expense caps are no longer applicable. The Adviser relinquished all recovery of expenses waived by the Funds for the previous three years through June 30, 2009.

In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the average net assets of each Fund and the below amount:

Commodity Trends Strategy Fund	0.39%
Financial Trends Strategy Fund	0.40%
Direxion/Wilshire Dynamic Fund	0.30%

Expenses subject to potential recovery relinquished by Adviser:

Commodity Trends Strategy Fund	$86,004
Financial Trends Strategy Fund	$45,152
Direxion/Wilshire Dynamic Fund	$32,324

Distribution Expenses: Shares of the Funds are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets. The Investor Class shares of the Funds currently pay a 12b-1 fee of 0.25% of the Fund’s average daily net assets. The Institutional Class shares of the Funds do not pay a 12b-1 fee.

Shareholder Servicing Fees: The Board of Trustees has also authorized each Fund’s shares to pay a shareholder servicing fee of 0.25% of the Investor Class shares of each Fund’s average daily net assets. The Trust, on behalf of each Fund, pays the fee to financial institutions and other persons who provide services and maintain shareholder accounts. The Institutional Class shares of the Funds do not pay a shareholder servicing fee.

With the above changes to the Fund, effective July 1, 2009, the total expense ratios of the Funds are as follows:

Commodity Trends Strategy Fund Investor Class Shares	1.89%
Commodity Trends Strategy Fund Institutional Class Shares	1.39%
Financial Trends Strategy Fund Investor Class Shares	1.90%
Financial Trends Strategy Fund Investor Class Shares	1.40%
Direxion/Wilshire Dynamic Fund	1.55%

On November 23, 2009, the Board of Trustees, based on recommendation from management, approved a change to the investment advisory fees of the Commodity Trends Strategy and Financial Trends Strategy Funds. Effective January 1, 2010, the investment advisory fees will decrease from 1.00% to 0.85%.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds and acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which certain Direxion Funds may invest. The Board of Trustees agreed to have 70% of the fees received by U.S. Bank N.A. applied against transfer agent invoices. These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly”. For the fiscal year ended October 31, 2009, the amount of transfer agent expenses reduced by this revenue was as follows:

Commodity Trends Strategy Fund (Consolidated)	$81,087
Financial Trends Strategy Fund	—
Direxion/Wilshire Dynamic Fund	—

6.	VALUATION MEASUREMENTS

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 - Quoted prices in active markets for identical securities

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Funds’ net assets as of October 31, 2009:

	Commodity Trends Strategy Fund
	(Consolidated)
	Level 1	Level 2	Level 3	Total

Short-Term Investments	$343,602,857	$—	$—	$343,602,857
Other Financial Instruments*	$—	$(21,951,149)	$—	$(21,951,149)

	Financial Trends Strategy Fund
	Level 1	Level 2	Level 3	Total

Short-Term Investments	$43,835,041	$—	$—	$43,835,041
Other Financial Instruments*	$—	$784,545	$—	$784,545

	Direxion/Wilshire Dynamic Fund
	Level 1	Level 2	Level 3	Total

Debt Securities	$614,973	$—	$—	$614,973
Investment Companies	$6,311,728	$—	$—	$6,311,728
Short-Term Investments	$6,290,367	$—	$—	$6,290,367
Other Financial Instruments*	$—	$545,973	$—	$545,973

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swap contracts.

Futures and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

7.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds have adopted authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. As of October 31, 2009, the Funds were invested in equity swap contracts.

At October 31, 2009, the fair value of derivatives instruments were as follows:

		Asset derivatives[1]
		Commodity risk	Equity risk	Total

Financial Trends	Swap contracts	$—	$790,149	$790,149

Strategy Fund	Total	$—	$790,149	$790,149

Direxion/Wilshire	Swap contracts	$—	$545,973	$545,973

Dynamic Fund	Total	$—	$545,973	$545,973

[1]	Statement of Assets and Liabilities location: Unrealized appreciation on swaps.

		Liability derivatives[1]
		Commodity risk	Equity risk	Total

Commodity Trends	Swap contracts	$21,951,149	$—	$21,951,149

Strategy Fund (Consolidated)	Total	$21,951,149	$—	$21,951,149

Financial Trends	Swap contracts	$—	$5,604	$5,604

Strategy Fund	Total	$—	$5,604	$5,604

[1]	Statement of Assets and Liabilities location: Unrealized depreciation on swaps.

Transactions in derivative instruments during the period ended October 31, 2009, were as follows:

		Commodity risk	Equity risk	Total

Commodity Trends	Realized gain (loss)[1]
Strategy Fund	Swap contracts	$11,355,354	$—	$11,355,354

(Consolidated)	Total realized gain (loss)	$11,355,354	$—	$11,355,354

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$(17,683,852)	$—	$(17,683,852)

	Total change in unrealized appreciation (depreciation)	$(17,683,852)	$—	$(17,683,852)

Financial Trends	Realized gain (loss)[1]
Strategy Fund	Swap contracts	$—	$(31,079)	$(31,079)

	Total realized gain (loss)	$—	$(31,079)	$(31,079)

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$—	$784,545	$784,545

	Total change in unrealized appreciation (depreciation)	$—	$784,545	$784,545

Direxion/Wilshire	Realized gain (loss)[1]
Dynamic Fund	Swap contracts	$—	$294,261	$294,261

	Total realized gain (loss)	$—	$294,261	$294,261

	Change in unrealized appreciation (depreciation)[2]
	Swap contracts	$—	$545,973	$545,973

	Total change in unrealized appreciation (depreciation)	$—	$545,973	$545,973

[1]	Statement of Operations location: Net realized gain (loss) on swaps.
[2]	Statement of Operations location: Change in unrealized appreciation (depreciation) on swaps.

For the period ended October 31, 2009, the quarterly average gross notional amounts of the derivatives held by the Funds were as follows:

Long Equity
Swaps Contracts

Commodity Trends Strategy Fund (Consolidated)	$389,295,993
Financial Trends Strategy Fund	27,008,675
Direxion/Wilshire Dynamic Fund	6,605,108

8.	SUBSEQUENT EVENTS

The Funds have adopted authoritative standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, the Funds are required to disclose the date through which subsequent events have been evaluated. The Funds have evaluated subsequent events through the issuance of their financial statements on December 23, 2009.

Direxion Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Direxion Funds:

We have audited the accompanying statements of assets and liabilities of the Commodity Trends Strategy Fund (Consolidated), Financial Trends Strategy Fund, and Direxion/Wilshire Dynamic Fund (three of the series of the Direxion Funds) (the “Funds”), including the schedules of investments, as of October 31, 2009, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned three of the series of Direxion Funds at October 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 23, 2009

Additional Information
(Unaudited)

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Investment Advisory Agreements Approvals

Provided below is a summary of certain of the factors the Board considered at its August 26, 2009 Board meeting in renewing the Advisory Agreement (“Agreement”) between Rafferty Asset Management (“Rafferty”) and the Direxion Funds (“Trust”), on behalf of the Commodity Trends Strategy Fund (“Fund”), a series of the Trust. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreement, the Board considered the best interests of the Fund. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise.

The Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the cost to Rafferty for providing services and the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty; and (7) other benefits derived or anticipated to be derived by Rafferty from its relationship with the Fund.

Nature, Extent and Quality of Services Provided.  The Board reviewed the nature, extent and quality of the services provided under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Fund. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Fund and meet its expense reimbursement obligations, if any. The Board also considered that Rafferty utilizes the services of an independent compliance consulting firm and that reports from the chief compliance officer are provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Fund, including oversight of the Fund’s service providers. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Fund under the Agreement were fair and reasonable.

Performance of the Fund.  The Board evaluated the performance of the Fund compared to the average performance of the relevant Lipper fund universe for monthly and annual periods ended June 30, 2009. Although the Board received monthly performance reports for its consideration, the Board generally assigned more weight to the longer-term performance of the Fund. In this regard, the Board noted the challenging nature of the markets for the calendar year 2008. With respect to the Fund, the Board considered management’s description of the performance of the Lipper universe of commodities funds. The Board also considered that as of June 30, 2009, the Fund outperformed the average of the relevant Lipper fund universe for the nine-month and year-to-date periods, but underperformed for the three- and six-month periods. The Board also noted that the Fund’s one-year performance was ranked first as compared to its Lipper fund universe.

Costs of Services Provided to the Fund and Profits Realized.  The Board considered the overall fees paid to Rafferty on an annual basis since the Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds. With respect to the Fund, the Board considered that, while the Fund’s advisory fee rate and total expenses were higher than the median of the relevant Lipper fund universe, Rafferty contractually agreed to limit the total expenses for the most recent and upcoming fiscal years via fee waivers and/or expense limitations. The Board also considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to the Fund. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreement were fair and reasonable.

Economies of Scale.  The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale or warrant a reduction in fee rates or the addition of breakpoints. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the reduction in fee rates or additions of breakpoints was not necessary at this time.

Investment Advisory Agreements Approvals

Other Benefits.  The Board considered Rafferty’s representation that its relationship with the Fund has permitted Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement for the Fund was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

Direxion Funds
TRUSTEES AND OFFICERS

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustee and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

# of Portfolios
in Direxion
		Term of Office		Complex	Other Trusteeships/
	Position(s) Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee
Lawrence C. Rafferty(1) Age: 66	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	77	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

				# of Portfolios
				in Direxion
		Term of Office		Complex	Other Trusteeships/
	Position(s) Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel J. Byrne Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present.	77	Trustee, The Opening Word Program, Wyandanch, New York

Gerald E. Shanley III Age: 66	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A. 1979-present.	77	None

John Weisser Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	77	Director, MainStay VP Fund Series; Director ICAP Funds, Inc; Director, The MainStay Funds; Director, Eclipse Funds, Inc.

Direxion Funds
TRUSTEES AND OFFICERS

Officers

# of Portfolios
in Direxion
		Term of Office		Complex	Other Trusteeships/
	Position(s) Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel D. O’Neill Age: 41	President; Chief Operating Officer and Chief Investment Officer	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	N/A

William Franca Age: 52	Executive Vice President – Head of Distribution	One Year; Since 2006	Senior Vice President – National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	N/A

Christopher Lewis Age: 39	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009-present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Guy F. Talarico Age: 54	Principal Financial Officer and Treasurer	Once Year; Since 2008	CEO, Alaric Compliance Services LLC, 2006-present; Co-CEO EOS Compliance Services, LLC, 2004-2006; Senior Director, Investors Bank and Trust Co, 2001-2004; Division Executive, JP Morgan-Chase Bank, 1986-2001; Group Product Manager, Lever Brothers Company, 1977-1986.	N/A	N/A

Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Secretary	One Year; Since 2004	Senior Vice President USBFS since September 2007; Chief Financial Officer, U.S. Bancorp Fund Services, LLC, since April 2006; Vice President, U.S. Bancorp Fund Services LLC, 1997-present; formerly, Chief Financial Officer, Quasar Distributors, LLC, 2000-2003.	N/A	N/A

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)	The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 34 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion ETF Trust which currently offers for sale to the public 20 of the 40 funds currently registered with the SEC.

The address for all trustees and officers except Eric W. Falkeis is 33 Whitehall St., New York, NY 10004.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,
•	Mail, e-mail, the telephone and our website, and
•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.
•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

ANNUAL REPORT OCTOBER 31, 2009

33 Whitehall Street, 10th Floor            New York, New York 10004            (800) 851-0511

Investment Adviser
Rafferty Asset Management, LLC
33 Whitehall St. 10th Floor
New York, NY 10004

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholding Servicing
Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian
U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation at the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of FIN 48 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders. Amounts from fiscal year ended October 31, 2009 have been adjusted to reflect this methodology.

	FYE 10/31/2009	FYE 4/30/2009*

Audit Fees	$38,525	$72,510
Audit-Related Fees	—	—
Tax Fees	8,090	15,230
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2009	FYE 4/30/2009*

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2009	FYE 4/30/2009*

Registrant	None	None
Registrant’s Investment Adviser	None	None

*	Effective May 1, 2009, the fiscal year end date of the Commodity Trends Strategy Fund changed from April 30 to October 31.
Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Direxion Funds

By (Signature and Title)*	/s/ Daniel D. O’Neill Daniel D. O’Neill, President
Date 12/23/2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Daniel D. O’Neill Daniel D. O’Neill, President
Date 12/23/2009

By (Signature and Title)*	/s/ Guy F. Talarico Guy F. Talarico, Principal Financial Officer
Date 12/23/2009

*	Print the name and title of each signing officer under his or her signature.